                                                                    EXHIBIT 99.2





In re: Lason Systems, Inc.                                  Case No.: 01-11491
                                               Reporting Period: December 2001


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


                                             CURRENT                       CUMULATIVE
                                             -------                       ----------
-----------------------------------------------------------------------------------------------
Cash - Beginning of the Month                 $   13,293,608.30              $   13,293,608.30
                                              -----------------              -----------------
RECEIPTS                                OPERATING
Accounts Receivable                           $   28,535,391.27              $   28,535,391.27
Sale of Assets (Sale 11/30)                   $      434,476.85              $      434,476.85
                                              -----------------              -----------------

Total Receipts                                $   28,969,868.12              $   28,969,868.12
                                              -----------------              -----------------
DISBURSEMENTS
Net Payroll                                   $   12,128,391.10              $   12,128,391.10
Building Rent                                 $      577,022.37              $      577,022.37
Trade Payables                                $    8,003,232.14              $    8,003,232.14
Postage                                       $    3,774,480.82              $    3,774,480.82
                                              -----------------              -----------------
Total Disbursements                           $   24,483,126.43              $   24,483,126.43
                                              -----------------              -----------------

Net Cash Flow                                 $    4,486,741.69              $    4,486,741.69
                                              -----------------              -----------------

Corporate Cash accounts                       $   17,780,349.99              $   17,780,349.99
                                              -----------------              -----------------
OTHER CASH ACCOUNTS

Other local cash accounts                     $      442,318.22              $      442,318.22
Petty cash accounts                           $       31,896.00              $       31,896.00
Postage cash receipts                         $       26,808.00              $       26,808.00
                                              -----------------              -----------------
Total Other Accounts                          $      501,022.22              $      501,022.22
                                              -----------------              -----------------

GRAND TOTAL CASH ACCOUNTS                     $   18,281,372.21              $   18,281,372.21
                                              -----------------              -----------------

In re:  Lason Systems, Inc.                                  Case #:  01-11491
                                              Reporting Period:  December 2001


                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                            CUMULATIVE FILING TO
REVENUES                                                                                 MONTH                     DATE
Gross Revenues                                                                           24,585,331              24,585,331
Non-Debtor Net Intercompany                                                               1,032,891               1,032,891
Less:  Returns and Allowances                                                              (755,058)               (755,058)
Net Revenue                                                                              24,863,164              24,863,164
COST OF GOODS SOLD
Beginning Inventory                                                                       6,709,434               6,709,434
Add:  Purchases                                                                           5,566,502               5,566,502
Add:  Cost of Labor                                                                       8,510,593               8,510,593
Add:  Other Direct Costs (attach schedule)                                                6,183,861               6,183,861
Less:  Ending Inventory                                                                   7,125,387              (7,125,387)
Cost of Goods Sold                                                                       19,845,003              19,845,003
Gross Profits                                                                             5,018,161               5,018,161
OPERATING EXPENSES
Advertising                                                                                  29,856                  29,856
Auto and Truck Expense                                                                       13,576                  13,576
Bad Debts                                                                                   (72,000)                (72,000)
Contributions                                                                                     0                       0
Employee Benefits Programs                                                                  138,417                 138,417
Insider Compensation*                                                                             0                       0
Insurance                                                                                    87,698                  87,698
Management Fees/Bonuses                                                                     (31,806)                (31,806)
Office Expense                                                                               95,813                  95,813
Pension & Profit Sharing Plans                                                              (93,472)                (93,472)
Repairs and Maintenance                                                                     102,790                 102,790
Rent and Lease Expense                                                                      226,543                 226,543
Salaries/Commissions/Fees                                                                 3,635,636               3,635,636
Supplies                                                                                      1,125                   1,125
Taxes - Payroll                                                                             235,138                 235,138
Taxes - Real Estate                                                                          45,805                  45,805
Taxes - Other                                                                                14,570                  14,570
Travel and Business Expenses                                                                231,514                 231,514
Utilities                                                                                   330,278                 330,278
Other (attach schedule)                                                                  20,848,841              20,848,841
Total Operating Expenses Before Depreciation                                             25,840,323              25,840,323
Depreciation/Depletion/Amortization                                                         880,467                 880,467
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                        (21,702,629)            (21,702,629)

OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                               35,529                  35,529
Interest Expense                                                                            149,945                 149,945
Other Expense (attach schedule)                                                            (196,352)               (196,352)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                           (21,691,751)            (21,691,750)

REORGANIZATION ITEMS
Professional Fees                                                                           535,828                 535,828
U.S. Trustee Quarterly Fees                                                                       0                       0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      0                       0
Gain (Loss) from Sale of Equipment                                                          (16,028)                (16,028)
Other Reorganization Expenses (attach schedule)                                                   0                       0
Total Reorganization Expenses                                                               519,800                 519,800
Income Taxes                                                                                 87,100                  87,100
NET PROFIT (LOSS)                                                                       (22,298,651)            (22,298,651)

In re:  Lason Systems, Inc.                                  Case #:   01-11491
                                               Reporting Period:  December 2001

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET


                                                                                                     CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                                 MONTH                       TO DATE
OTHER DIRECT COSTS
Purchased Services                                                         1,265,510.52                   1,265,510.52
Postage, Delivery, & Pass through Accounts                                   163,443.35                     163,443.35
Leasing and Maintenance Expenses                                           1,490,799.20                      11,485.72
Building Expenses                                                          1,181,314.97                       6,010.08
Telecommunications Expense                                                   247,351.58                         100.00
Other Expenses                                                               591,988.54                       1,800.62
Depreciation                                                               1,243,452.63                      12,649.18
  TOTAL OTHER DIRECT COSTS                                                 6,183,860.79                   1,460,999.47
OTHER OPERATIONAL EXPENSES
Other Expenses Net (Primarily Asset Impairment Charge)                    17,984,896.46                  17,984,896.46







  TOTAL OTHER OPERATIONAL EXPENSES                                        17,984,896.46                  17,984,896.46
OTHER INCOME
9100 Interest Income                                                         (20,555.97)                    (20,555.97)

OTHER EXPENSES
9300 Bank Charges                                                             45,167.16                      45,167.16
9450 Compensatory Option Expense                                            (241,519.32)                   (241,519.32)
  TOTAL OTHER EXPENSES                                                      (196,352.16)                   (196,352.16)
OTHER REORGANIZATION EXPENSES




 REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re:  Lason Systems, Inc.                    Case No.   01-11491
                                               Reporting Period:  December 2001


                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.



                                                                           BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                   ASSETS                                CURRENT REPORTING MONTH               DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents                                              18,281,373                    3,495,524
Restricted Cash and Cash Equivalents (see continuation sheet)                          --

Accounts Receivable (Net)                                                      52,026,747                   54,708,454
Notes Receivable

Inventories                                                                     7,125,387                    6,709,432
Prepaid Expenses                                                                7,957,891                    8,993,104
Professional Retainers                                                            424,557                      365,402
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                           85,815,955                   74,271,916
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                    558,375                      562,375
Machinery and Equipment                                                        74,301,517                   74,876,826
Furniture, Fixtures and Office Equipment                                        4,582,254                    4,152,557
Leasehold Improvements                                                         12,495,835                   13,028,797
Vehicles                                                                        1,117,841                    1,064,959
Less Accumulated Depreciation                                                  56,870,139                   55,563,994
TOTAL PROPERTY & EQUIPMENT                                                     36,185,683                   38,121,520

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                (51,890,088)                 (38,468,283)
TOTAL OTHER ASSETS                                                            (51,890,088)                 (38,468,283)

TOTAL ASSETS                                                                   70,111,551                   73,925,153


                                                                           BOOK VALUE AT END OF       BOOK VALUE ON PETITION
            LIABILITIES AND OWNER EQUITY                                 CURRENT REPORTING MONTH               DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                                                4,039,036
Taxes Payable (refer to FORM MOR-4)                                              (211,384)                          --
Wages Payable                                                                   1,797,258                    1,292,793
Notes Payable                                                                     264,152                      250,685
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                               23,926,866                   24,909,048
TOTAL POSTPETITION LIABILITIES                                                 29,815,928                   26,452,526
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                                  254,581,130                  255,004,233
Priority Debt
Unsecured Debt                                                                 72,261,069                   57,574,975
TOTAL PRE-PETITION LIABILITIES                                                331,176,383                  316,913,389

TOTAL LIABILITIES                                                             360,992,311                  343,365,915
OWNER EQUITY
Capital Stock                                                                     130,100                      130,100
Additional Paid-In Capital                                                    203,669,686                  203,678,894
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                             (472,381,895)                (473,249,756)
Retained Earnings - Postpetition                                              (22,298,651)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                             (290,880,760)                (269,440,762)
TOTAL LIABILITIES AND OWNERS' EQUITY                                           70,111,551                   73,925,153

In re:  Lason Systems, Inc.                                 Case No:   01-11491
                                               Reporting Period:  December 2001


                       BALANCE SHEET - CONTINUATION SHEET


                                                                                 BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                   ASSETS                                      CURRENT REPORTING MONTH               DATE
Other Current Assets
Other Assets
AR Postage                                                                                   --                       43,446
Value Added Receivable                                                                  127,734                      158,123
AR Miscellaneous                                                                        (40,493)                    (546,316)
Advances to Employees                                                                    39,930                       39,926
Investment in Canada/MR/Services/Holdings/PMC                                      (223,543,471)                 (62,270,151)
Due to/from Canada/MR Services/Holdings/PMC                                          26,626,963                 (137,821,548)
Due to/from other subsidiaries                                                       27,927,032                   27,826,545
Intercompany transfers/transactions                                                    (170,127)                    (236,696)
Intangible Assets - net                                                             117,142,344                  134,338,389
                                                                                    (51,890,088)                 (38,468,283)


                                                                                 BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                LIABILITIES AND OWNER EQUITY                                   CURRENT REPORTING MONTH               DATE

Other Postpetition Liabilities

Postage Deposits                                                                      3,050,752                    3,465,355
Customer Deposits                                                                     1,101,563                    1,196,711
Accrued Expenses                                                                      7,975,381                    4,631,697
Accrued Benefits                                                                      1,775,334                    2,074,036
Accrued Copier                                                                          243,835                      287,729
PRG liability                                                                                                        170,164
Accrued Insurance                                                                     1,190,139                    1,041,341
Accrued Retention & Bonus                                                             3,216,072                    3,276,688
Restructuring Reserve                                                                        --                    3,560,649
Employee Flex spending/metlife/hyatt                                                     54,868                       47,777
Deferred Revenue                                                                      3,628,904                    3,987,642
Deferred Acquisition payable                                                                                        (186,355)
Accrued Tax Audits                                                                      450,000                           --
Unvouched Payables                                                                    1,240,018                    1,355,614

                                                                                     23,926,866                   24,909,048

Adjustments to Owner Equity




Post petition Contributions (Distributions) (Draws)






Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.